Exhibit 10.1

Execution Version

THIRD AMENDMENT TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 26, 2016, is by and among CROSSAMERICA PARTNERS LP (formerly known as Lehigh Gas Partners LP), a Delaware limited partnership (the “Partnership”), LEHIGH GAS WHOLESALE SERVICES, INC., a Delaware corporation (“Services” and together with the Partnership, the “Borrowers”), the Material Domestic Subsidiaries of the Borrowers party hereto (collectively, the “Guarantors”), the Lenders (as defined below) party hereto and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 4, 2014 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 2, 2014, that certain Waiver, Second Amendment to Third Amended and Restated Credit Agreement and Joinder dated as of September 30, 2014 and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1 Amendment to Section 6.14. The reference to “$250,000” contained in clause (e) of Section 6.14 of the Credit Agreement is hereby amended to read “$500,000”, and the reference to “$500,000” contained in clause (e) of Section 6.14 of the Credit Agreement is hereby amended to read “$2,000,000”.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Third Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b) Default. Both before and after giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses. The Administrative Agent shall have received from the Borrowers such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrowers payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment for which invoices (including estimated expenses) have been presented to the Borrowers at least two (2) days before the Third Amendment Effective Date unless otherwise agreed by the Borrowers and the Administrative Agent.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Amendment shall not (a) be construed as a waiver of any breach, Default or Event of Default, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Credit Documents, except as specifically modified by this Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Documents, or (d) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

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3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) Both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

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3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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CROSSAMERICA PARTNERS LP

THIRD AMENDMENT TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	CROSS AMERICA PARTNERS LP,
a Delaware limited partnership

By: CrossAmerica GP LLC, its general partner

	By:	/s/ Evan Smith
	Name:	Evan Smith
	Title:	Vice President and Treasurer

LEHIGH GAS WHOLESALE SERVICES, INC., a Delaware corporation

	By:	/s/ Evan Smith
	Name:	Evan Smith
	Title:	Vice President and Treasurer

CROSSAMERICA PARTNERS LP

THIRD AMENDMENT TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

GUARANTORS:	LGP OPERATIONS LLC,
a Delaware limited liability company
LEHIGH GAS WHOLESALE LLC,
a Delaware limited liability company
EXPRESS LANE, INC.,
a Florida corporation
LGP REALTY HOLDING GP LLC,
a Delaware limited liability company
MINNESOTA NICE HOLDINGS INC.,
a Delaware corporation
ERICKSON OIL PRODUCTS, INC.,
a Wisconsin corporation
FREEDOM VALU CENTERS, INC.,
a Wisconsin corporation
PETROLEUM MARKETERS INCORPORATED, a Virginia corporation
PM TERMINALS, INC.,
a Virginia corporation
PM PROPERTIES, INC.,
a Virginia corporation
STOP IN FOOD STORES, INC.,
a Virginia corporation
CAP OPERATIONS, INC.,
a Delaware corporation
NTI DROP DOWN ONE, LLC,
a Delaware limited liability company
NTI DROP DOWN TWO, LLC,
a Delaware limited liability company
NTI DROP DOWN THREE, LLC,
a Delaware limited liability company
M & J OPERATIONS, LLC,
a Delaware limited liability company
CAP WEST VIRGINIA HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Evan Smith
	Name:	Evan Smith
	Title:	Vice President and Treasurer

CROSSAMERICA PARTNERS LP

THIRD AMENDMENT TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

LGP REALTY HOLDINGS LP, a Delaware limited partnership
By:	LGP Realty Holding GP LLC, its general partner

By:	/s/ Evan Smith
Name:	Evan Smith
Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Lender and as Administrative Agent on behalf of the Lenders

	By:	/s/ Dale R. Carr
	Name:	Dale R. Carr
	Title:	Senior Vice President

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Mark Holm
	Name:	Mark Holm
	Title:	Managing Director

LENDER:	PEOPLE’S UNITED BANK, N.A., as a Lender

	By:	/s/ James Riley
	Name:	James Riley
	Title:	Senior Vice President

LENDER:	The Bank of Tokyo Mitsubishi UFJ LTD., as a Lender

	By:	/s/ Sherwin Brandford
	Name:	Sherwin Brandford
	Title:	Director

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

LENDER:	BANK OF AMERICA, N.A, as a Lender

	By:	/s/ Susan S. Jarboe
	Name:	Susan S. Jarboe
	Title:	Senior Vice President

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Jennifer Campbell
	Name:	Jennifer Campbell
	Title:	Senior Vice President

LENDER:	FIFTH THIRD BANK, as a Lender

	By:	/s/ Mike Ross
	Name:	Mike Ross
	Title:	Senior Vice President

LENDER:	FIRST NIAGARA BANK N.A.,
as a Lender

	By:	/s/ Robert Bauer
	Name:	Robert Bauer
	Title:	First Vice President

LENDER:	JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

LENDER:	KEYBANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Nikhil Madhok
	Name:	Nikhil Madhok
	Title:	Authorized Signatory

LENDER:	RAYMOND JAMES BANK, N.A., as a Lender

	By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Senior Vice President